May 24, 2000


                     DREYFUS PREMIER EMERGING MARKETS FUND

                            Supplement to Prospectus
                             Dated February 1, 2000
                           As Revised April 14, 2000


     The following information supplements the information contained in the section of the Fund's Prospectus entitled "Your Investment - Services for Fund Investors."

     Class B Shares - Dreyfus Automatic Withdrawal Plan

     For any Fund account opened on or after July 24, 2000, or any existing Fund account to which the Dreyfus Automatic Withdrawal Plan ("AWP") is added on or after July 24, 2000, there will be no CDSC on Class B shares redeemed pursuant to an AWP withdrawal, as long as the amount of the withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the AWP, or the account value at the time of the subsequent withdrawal.